EXHIBIT 10.28


                            STOCK PURCHASE AGREEMENT


                                                                  July 23, 1999


Hartford Capital Appreciation Fund, Inc.
c/o Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Dear Sirs:

                  Terex Corporation, a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 shares ("Offered Securities") of its Common Stock, par value $.01 per share. The Company hereby agrees with Hartford Capital Appreciation Fund, Inc.
("Investor") as follows:

         1.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the Investor that:

     (i) A registration statement (No. 333-52933), including a basic prospectus, relating to certain of the Company's equity and debt securities and warrants and rights (including the Offered Securities) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act") has been filed with the Securities and Exchange Commission ("Commission") and has been declared effective under the Act and the Offered Securities all have been duly registered under the Act pursuant to such registration statement. Such registration statement, as amended as of the date hereof, including all material incorporated by reference therein, is hereinafter referred to as the "Registration Statement". The basic prospectus included in such Registration Statement, as supplemented by the filing of a prospectus supplement (the "Prospectus Supplement") to reflect the terms of the offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act, including all material incorporated by reference in such basic prospectus and Prospectus Supplement, is hereinafter referred to as the "Prospectus".

     (ii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

     (iii) The Offered Securities, when issued pursuant to this Agreement, will be, and all other outstanding shares of capital stock of the Company have been, duly authorized and validly issued, will be or are, as the case may be, fully paid and nonassessable, and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

     (iv) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the performance by the Company of its obligations under this Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws.

     (v) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or by-laws of the Company, except in each such case, for such breaches, violations and defaults as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (vi) This Agreement has been duly authorized, executed and delivered by the Company, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         2. Representations and Warranties of the Investor. The Investor represents and warrants to, and agrees with, the Company that:

     (i) The  Investor  has been duly formed and  organized,  and is an existing
limited   liability   partnership  in  good  standing  under  the  laws  of  the
Commonwealth of Massachusetts.

     (ii) The execution and delivery by the Investor of, and the performance by the Investor of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Investor or any of its properties, or any agreement or instrument to which the Investor is a party or by which the Investor is bound or to which any of the properties of the Investor is subject, or the organizational documents of the Investor, except in each such case, for such breaches, violations and defaults as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (iii) This Agreement has been duly authorized, executed and delivered by the Investor, and this Agreement constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, the Company agrees to sell to the Investor, and the Investor agrees to purchase the Offered Securities from the Company, at an aggregate purchase price of $59,137,500.00 (or $29.56875 per share).

         The Company will deliver the Offered Securities to the Investor, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a United States financial institution designated in advance in writing by the Company, at 9:00 A.M., New York time, on July 28, 1999, or at such other time not later than seven full business days thereafter as the Investor and the Company determine. The certificates for the Offered Securities to be so delivered will be in definitive form, in such denominations and registered in such names as the Investor requests.

         4. Listing of Shares. The Company agrees to list the Offered Securities on the New York Stock Exchange.

         5. Notices. All communications hereunder will be in writing and, if sent to the Investor, will be mailed, delivered or telegraphed and confirmed to the Investor, at Wellington Management, LLP, 75 State Street, Boston, Massachusetts 02109, Attention: Lisa Yee, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Terex Corporation, 500 Post Road East, Westport, CT 06880, Attention: Eric I Cohen.

         6. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and no other person will have any right or obligation hereunder.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         8. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         If the foregoing is in accordance with the Investor's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the Investor in accordance with its terms.


                                                     Very truly yours,

                                                     TEREX CORPORATION


                                                     By:
                                                          Name:
                                                          Title:


         The foregoing Stock Purchase Agreement is hereby confirmed and accepted as of the date first above written.


HARTFORD CAPITAL APPRECIATION FUND, INC.
By:      Wellington Management Company, LLP,
         its Investment Advisor


By:____________________________
           Peter L. Curry
           Vice President